UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 23, 2021

Date of Report

(Date of earliest event reported)

CYTTA CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-55976	98-0505761
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5450 W Sahara Avenue, Suite 300A

Las Vegas, NV 89146

(Address of principal executive offices, including zip code)

(702) 900-7022

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreements

On November 24, 2021, Cytta Corp. (the “Company”) entered into Securities Purchase Agreements (the “SPA’s”) with investors (the “Investors”) pursuant to which the Company agreed to issue and sell to the Investors, and the Investors agreed to purchase from the Company, an aggregate of 59,270,000 shares of Series F Preferred Stock (the “Preferred Shares”). The Company sold the Preferred shares at $0.05 per share.

The Preferred Shares are convertible into 59,270,000 shares of common stock.

Series F Preferred Stock

The Company has designated a new class of preferred stock as “Series F Preferred Stock” (the “Preferred Shares”) in the aggregate amount of 59,270,000 shares with a par value $0.001.

Each share of Preferred Shares shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, into one share of fully paid and non-assessable Common Stock and shall automatically convert if the market price of CYCA’s common stock trades over a $0.20 average price for 20 consecutive trading days.

Each holder of outstanding shares of Series F Preferred Stock shall be entitled to cast one (1) vote for each share of Series F Preferred Stock held with holders of common stock at stockholder meetings, or by written consent. Dividends shall accrue on the Preferred Shares and be payable quarterly, in cash or in shares of Common Stock at the Company’s sole discretion, at the rate per annum of 10%.

The above description of the “Series F Preferred Stock” does not purport to be complete and is qualified in its entirety by the full text of such Series F Preferred Stock, which is incorporated herein and attached hereto as Exhibit 4.1.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Trading on OTCQB Market Exchange

On November 23, 2021, the Company received approval from OTC Markets Group for its securities to be designated as trading on the OTCQB Venture Market Exchange as of November 24, 2021, under the OTCQB ticker symbol CYCA.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 24, 2021, the Company filed a Certificate of Designation of Series F Preferred Stock (the “Certificate of Designation”) with the Secretary of State for the State of Nevada. The Certificate of Designation designates a new class of preferred stock as “Series F Preferred Stock” in the aggregate amount of 59,270,000 shares. The Series F Preferred Stock has a par value $0.001. The Series F Preferred Stock is immediately convertible upon issuance. The summary of the rights, powers, and preferences of the Series F Preferred Stock set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

A copy of the Certificate of Designation is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Certificate of Designation for Series F Preferred Stock

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytta Corp.

Dated: November 26, 2021	By:	/s/ Gary Campbell
Gary Campbell
Chief Executive Officer

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